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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             3DFX INTERACTIVE, INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             CALIFORNIA                                 77-0390421
   -------------------------------              -----------------------
(State of incorporation or organization)           (IRS Employer
                                                    Identification No.)


                            4435 Fortran Drive
                           San Jose, California              95134
                   -------------------------------        -----------
              (Address of principal executive offices)     (Zip Code)

                          (408) 935-4400
                      ----------------------
         (Registrant's telephone number, including area code)
















Item 8. Change in Fiscal Year.

The Registrant is currently operating on a fiscal year ending December 31 ("December Fiscal Year"). On March 29, 1999, the Board of Directors of the Registrant determined that it would be in the best interests of the Registrant and its Shareholders to change its fiscal year from a December Fiscal Year to a year beginning on February 1 and ending on January 31 ("January Fiscal Year"), beginning on February 1, 1999. In connection with this change in fiscal year, the Registrant will file with the Securities and Exchange Commission a quarterly report on Form 10-Q covering the first fiscal quarter of the January Fiscal Year, which report shall also include information on the transition period from January 1, 1999 (the day after the fiscal year ended
December 31, 1998) to January 31, 1999.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          3DFX INTERACTIVE, INC.
                                          (Registrant)

                                          /s/ DAVID ZACARIAS
                                          --------------------------------------
                                          David Zacarias
                                          Vice President, Administration and
                                          Chief Financial Officer
                                          (Principal Financial and
                                           Accounting Officer)

Dated: March 29, 1999








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